UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Potbelly Corporation

(Name of Registrant as Specified In Its Charter)

Vann A. Avedisian Trust U/A 8/29/85

Intrinsic Investment Holdings LLC

KGT Investments, LLC

The Khimji Foundation

Mahmood Khimji

Vann A. Avedisian

Bryant L. Keil

Neil Luthra

David J. Near

Todd W. Smith

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED MARCH 19, 2020

Vann A. Avedisian Trust U/A 8/29/85

Intrinsic Investment Holdings LLC

KGT Investments, LLC

The Khimji Foundation

Mahmood Khimji

Vann A. Avedisian

Bryant L. Keil

Neil Luthra

David J. Near

Todd W. Smith

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

OF

POTBELLY CORPORATION

This proxy statement and accompanying GOLD proxy card are being furnished to stockholders of Potbelly Corporation, a Delaware corporation (“Potbelly” or the “Company”), by Vann A. Avedisian Trust U/A 8/29/85 (the “Vann Trust”), Intrinsic Investment Holdings, LLC (“IIH”), KGT Investments, LLC (“KGT”), The Khimji Foundation (“TKF”), Mahmood Khimji, Vann A. Avedisian, Bryant L. Keil and Neil Luthra (collectively, the “Investors,” “we,” “our” or “us”) and their nominees listed below in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, $0.01 par value, of the Company (the “Common Stock”), in connection with the 2020 annual meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “2020 Annual Meeting”). The Company has not yet announced the date, time or location of the 2020 Annual Meeting, although the Company’s annual meeting of Stockholders has previously been held in May. Similarly, the Company has not yet announced the record date for determining Stockholders entitled to notice of and to vote at the 2020 Annual Meeting (the “Record Date”).

THIS SOLICITATION IS BEING MADE BY THE INVESTORS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

This proxy statement and the accompanying GOLD proxy card are first being sent or given on or about [                ], 2020 to all Stockholders as of the Record Date.

We are soliciting your vote because we believe that the election of Vann A. Avedisian, David J. Near and Todd W. Smith (collectively, our “Nominees”) would contribute significantly to the Board and Potbelly’s value creation for its Stockholders.

Each of the Investors and each Nominee may be deemed “participants” under U.S. Securities and Exchange Commission (“SEC”) rules in this solicitation.

THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF POTBELLY CAN BEST BE EXPRESSED THROUGH THE ELECTION OF OUR NOMINEES. ACCORDINGLY, THE PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD “FOR” VANN A. AVEDISIAN, DAVID J. NEAR AND TODD W. SMITH AS DIRECTORS.

Except as set forth in this proxy statement, including the ratification of the appointment of the Company’s independent registered public accounting firm, the possible proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, and the possible proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, we do not know of any other matters to be presented for approval by the Stockholders at the 2020 Annual Meeting. If, however, the Investors learn of any other proposals made at a reasonable time before the 2020 Annual Meeting, the Investors will either supplement this proxy statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed GOLD proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

We believe that substantial change is necessary for the Company to achieve its full potential and that this change must begin at the Board level. To that end, the Investors have nominated three highly qualified nominees with relevant restaurant operating and financial experience who we believe would bring critical skills and invaluable perspective to the Board’s decision-making process. They are committed to helping identify opportunities to deliver enhanced value. We would expect these opportunities to include, but not be limited to, restoring the Potbelly customer experience that has been largely lost, simplifying the menu, modernizing and decluttering restaurants, improving associate hiring and training processes, transforming marketing, improving product consistency and executing franchise agreements with leading multi-unit operators. While no assurances can be given that the election of our Nominees will enhance value, particularly in light of their minority representation on the Board, we believe that the election of our Nominees will send a strong message from Stockholders that they are supportive of transformative change at Potbelly rather than the status quo. We therefore urge you to support us in this effort by voting “FOR” our Nominees.

We recommend that you vote your shares on the GOLD proxy card as follows:

1.

“FOR” the election of Vann A. Avedisian, David J. Near and Todd W. Smith to serve as directors on the Board until the 2021 annual meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “2021 Annual Meeting”) or until their respective successors are duly elected and qualified (the “Nomination Proposal”) and grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ].

The accompanying GOLD proxy card provisionally includes proposals (i) to ratify the appointment of Deloitte (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2020 Annual Meeting) as the Company’s independent registered public accounting firm for 2020, (ii) to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as may be disclosed in the Company’s proxy statement for the 2020 Annual Meeting; however, the GOLD proxy card can only be voted on the proposals if any such proposal is actually presented at the 2020 Annual Meeting. We recommend a vote for annual “say on pay” votes and intend to vote our shares of Common Stock for “ONE YEAR” on this proposal. [We recommend a vote [“FOR”/“AGAINST”] the other matters and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] the related proposals.]

Under the proxy rules, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a Stockholder who desires to vote for up to a full complement of eight director nominees to use the GOLD proxy card to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote. We have determined to nominate a slate of three Nominees, Vann A. Avedisian, David J. Near and Todd W. Smith, and are seeking authority to vote for up to all of the Company’s nominees other than [                ], [                ] and [                ]. As a result, should a Stockholder so authorize us on the GOLD proxy card, we would cast votes for our three Nominees and for up to five of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of our Nominees, if elected, and there is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected to the Board.

The principal executive offices of the Company are located at 111 North Canal Street, Suite 850, Chicago, Illinois 60606.

- ii -

The Company has disclosed that as of January 26, 2020, there were 23,638,157 shares of Common Stock outstanding. The Company’s proxy statement for the 2020 Annual Meeting will provide the current number of shares of Common Stock outstanding and entitled to vote at the 2020 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the 2020 Annual Meeting.

We intend to vote all of the shares of Common Stock that we beneficially own at the 2020 Annual Meeting: “FOR” the election of the election of our Nominees and to grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ]. The accompanying GOLD proxy card provisionally includes proposals (i) to ratify the appointment of Deloitte (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2020 Annual Meeting) as the Company’s independent registered public accounting firm for 2020, (ii) to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as may be disclosed in the Company’s proxy statement for the 2020 Annual Meeting; however, the GOLD proxy card can only be voted on the proposals if any such proposal is actually presented at the 2020 Annual Meeting. We recommend a vote for annual “say on pay” votes and intend to vote our shares of Common Stock for “ONE YEAR” on this proposal. [We recommend a vote [“FOR”/“AGAINST”] the other matters and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] the related proposals.]

This proxy solicitation is being made by the Investors and the Nominees and not on behalf of the Board or the Company’s management.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting:

The proxy materials are available at no charge at [www.                .com.]

REGARDLESS OF WHETHER YOU INTEND TO ATTEND THE 2020 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE “FOR” EACH PROPOSAL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GOLD proxy card.

- iii -

PLEASE DO NOT RETURN ANY [COLOR] PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2020 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A [COLOR] PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2020 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR GOLD PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

ONLY THE STOCKHOLDERS OF RECORD ON THE RECORD DATE ARE ENTITLED TO VOTE AT THE 2020 ANNUAL MEETING.

HOLDERS OF SHARES OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

IF YOU HOLD YOUR SHARES OF COMMON STOCK IN “STREET NAME” WITH A BANK, BROKERAGE FIRM, DEALER, TRUST COMPANY OR OTHER INSTITUTION OR NOMINEE ON THE RECORD DATE, THEN ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

Morrow Sodali LLC is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Morrow Sodali LLC

470 West Avenue, Suite 3000

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: VANN@morrowsodali.com

It is important that your shares of Common Stock be represented and voted at the 2020 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2020 Annual Meeting in person, please complete, date and sign the GOLD proxy card that has been provided to you by us (and not any [COLOR] proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote “FOR” the election of our Nominees and to grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ].

- iv -

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

BACKGROUND TO THIS SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On December 8, 2019, Mr. Avedisian emailed Dan Ginsberg, Chairman of the Board, in which he asked to schedule a time to discuss the Company.

•	On December 17, 2019, Mr. Ginsberg replied to Mr. Avedisian that he had been travelling and scheduled a telephone conversation for December 20, 2019.

•

On December 18, 2019, the Investors filed their initial Schedule 13D with respect to the Company with the SEC (the “Schedule 13D”) disclosing that the Investors in the aggregate owned a 5.4% interest in the Company. In the Schedule 13D, the Investors disclosed that they believed the Common Stock was undervalued, they intended to review and evaluate their investment in the Common Stock on an ongoing basis and as part of that evaluation intended to hold discussions with the Company’s management and directors, other Stockholders and other interested parties concerning the Company’s operations, management, corporate governance and other matters of interest relating to the Company.

•	On December 20, 2019, Mr. Avedisian had a telephone conversation with Mr. Ginsberg to discuss Mr. Avedisian’s significant concerns with the performance of the Company.

•

On January 10, 2020, Mr. Avedisian and Bryant Keil sent a letter to the independent directors of the Board, by way of follow-up to the earlier conversation with Mr. Ginsberg, in which they described what they believed to be serious problems at the Company and requested a meeting with the independent directors to discuss their detailed turnaround plan, bring a team of industry-leading restaurant veterans ready to execute the plan, and to seek appropriate Board representation.

•	On January 17, 2020, Mr. Ginsberg emailed Mr. Avedisian to coordinate a meeting with the independent directors, which was then scheduled for January 31, 2020.

•

On January 28, 2020, Mr. Avedisian met with Mr. Ginsberg. During that meeting, Mr. Avedisian again repeated his concerns with the performance of the Company and the need for deep restaurant operating experience at the Board level and at the senior management level.

•

On January 31, 2020, Mr. Avedisian and Mr. Keil (in person) and Mr. Near and Mr. Smith (by telephone) attended a meeting with the independent directors of the Board. Marla Gottschalk and Joseph Boehm attended in person and the remaining independent directors joined by telephone. Messrs. Avedisian, Keil, Near and Smith raised their concerns with the Company’s performance and operations and discussed their detailed turnaround plan. During the meeting, Mr. Avedisian asked that the Board consider an extension to the director nomination deadline in order to allow more time to discuss and agree on operational and strategic improvements. Mr. Avedisian was informed that the Board would consider granting the requested extension of the director nomination deadline.

•

On February 8, 2020, Mr. Avedisian emailed Mr. Ginsberg to suggest continuing the dialogue with the Board over the direction of the Company and the leadership required. Mr. Avedisian again asked about the possibility of the Company granting an extension to the director nomination notice deadline to March 15, 2020 to allow sufficient time to have further discussions.

•	On February 10, 2020, Mr. Ginsberg emailed Mr. Avedisian to say that the Board was trying to schedule a call for further discussion.

•

On February 12, 2020, Mr. Avedisian again emailed Mr. Ginsberg to repeat the request to extend the director nomination deadline and to memorialize such an extension in writing. Later that day, Mr. Ginsberg emailed Mr. Avedisian a draft letter agreement (the “Extension Agreement”), pursuant to which, among other things, the Company would agree to grant an extension of the director nomination deadline to 5:00 p.m. New York City time on March 1, 2020 and the Investors would agree not to nominate any directors until 12:01 a.m. New York City time on March 1, 2020.

•	On February 14, 2020, the Company and the Investors entered into the Extension Agreement.

•

On February 18, 2020, the Investors filed Amendment No. 1 to their Schedule 13D with the SEC, which disclosed that the Investors have been engaged in discussions with the Company’s directors concerning management and corporate governance and that in order to give these discussions more time to succeed, the Company and the Investors had agreed that the Company would consider a notice from the Investors of the nomination of potential directors at the 2020 Annual Meeting to be timely if received by the Company by 5:00 p.m. New York City time on March 1, 2020.

•	On February 22, 2020, Mr. Avedisian and Mr. Ginsberg had a telephone conversation to discuss adding three individuals with significant restaurant operating experience to the Board.

•	On February 25, 2020, the Company reported financial results for the fourth fiscal quarter and fiscal year ended December 29, 2019.

•

On February 26, 2020, Mr. Avedisian emailed Mr. Ginsberg to say that he had not heard from Mr. Ginsberg since their last conversation on February 22, 2020 and again emphasized the Investors’ willingness to work with the independent directors to execute upon a strategic and operational plan for the Company that would revive the Company’s fortunes and create value for the Stockholders. Mr. Avedisian asked if there was an understanding to work together to add directors to the Board or whether the Investors should plan on providing a notice of nomination.

•

On February 27, 2020, Mr. Ginsberg emailed Mr. Avedisian a draft term sheet which outlined the proposed terms of a cooperation agreement, pursuant to which, among other things, the Company would agree to work with the Investors in good faith to identify one new director to appoint to the Board.

•

On February 28, 2020, a representative from the Company’s legal counsel, Sidley Austin LLP, left a voicemail message with legal counsel to the Investors saying that the Board would accept no more than one candidate proposed by the Investors.

•

On March 1, 2020, the Investors delivered to the Company a notice that they intended to nominate four individuals for election at the 2020 Annual Meeting: Vann A. Avedisian, Bryant L. Keil, David J. Near and Todd W. Smith.

•	On March 2, 2020, the Investors filed Amendment No. 2 to their Schedule 13D, which disclosed their delivery of a notice of nomination to the Company.

•

On March 12, 2020, Mr. Avedisian and Mr. Ginsberg had a telephone conversation in which Mr. Avedisian emphasized that the Investors were looking to engage constructively with the Board, that they would prefer to avoid a contentious and distracting proxy contest, and that the Board badly needed experienced industry operators to execute a turnaround of the Company. In the interests of moving forward and executing for the Stockholders, Mr. Avedisian suggested that the Investors would be prepared to compromise with just two of the Nominees joining the Board if this would avoid the distractions of a proxy contest. On March 13, 2020, Mr. Avedisian followed up with an email to Mr. Ginsberg and the independent members of the Board memorializing this telephone conversation.

•	On March 19, 2020, the Investors filed Amendment No. 3 to their Schedule 13D, which disclosed an increase in their aggregate beneficial ownership.

•	On March 19, 2020, the Investors and the Nominees filed with the SEC a preliminary proxy statement in connection with the 2020 Annual Meeting.

REASONS FOR THE SOLICITATION

For 2019, Restaurant Business Magazine listed Potbelly as the worst performing publicly traded restaurant stock. Same-store sales continued their decline and ended 2019 with twelve consecutive quarters of decline. As Stockholders, the only news we get about Potbelly is bad news: revenue down, same store sales down, stores closing and stock price down over 90% since October 2013.

We believe the last two CEOs led the Company down the wrong path for years and did not understand the Potbelly brand. Furthermore, we believe that the current CEO does not have a viable plan to fix Potbelly’s problems. The strategy that has been deployed is the playbook for a large national quick service restaurant brand. We do not believe this is appropriate for Potbelly. The Potbelly playbook has been characterized by limited-time offers, menu proliferation, and badly executed marketing and advertising campaigns.

Potbelly’s attempts to attract non-core customers with added offerings and bundling of products have alienated Potbelly’s core, once-loyal customer base by slowing throughput and minimizing the customer experience. Store associates are burdened by increasingly complicated and constantly changing offerings, and are unable to provide the warm, lively and impeccably maintained environment that was the Potbelly experience. In addition, we believe there has been a continual decline in restaurant cleanliness and maintenance. We believe that this ongoing mismanagement has driven away the discerning core customer that Potbelly badly needs and once attracted.

Each initiative launched by management has, in our opinion, failed because it did not leverage Potbelly’s greatest assets: highly loyal customers, a great customer experience and store atmosphere, delicious sandwiches, milkshakes, soups, fresh cookies, and the opportunity to explore new and innovative drinks and products. Instead, the current management team has greatly complicated the operation, slowed throughput and priced Potbelly out of one of its core strategic advantages: great food and value prices in a “non-fast food” environment.

Management’s “store of the future” is further evidence that they just do not understand the Potbelly brand – it does not, in our opinion, resemble the high-quality Potbelly store that customers have historically expected and embraced. We believe the ongoing mismanagement has caused Potbelly to shed customers in an increasingly competitive environment and that current management has failed to recognize the core problems with the operation. By our calculations, over the last four years, Potbelly has experienced a traffic decline in excess of 25% that if not halted and reversed could be fatal to the Company. We believe that current management is unable to fix these fundamental problems.

Two years after the current CEO assumed his position as CEO, the Board spent $3 million on a third-party consultant to build a management strategy. If the current CEO does not understand the core strengths of Potbelly and how to run the stores and requires a $3 million consultancy, then in our opinion he is not the right person to turn the Company around. We are confident that if the current CEO continues on his current course, then the value that still remains in Potbelly will be irredeemably impaired.

We believe that substantial change is necessary for Potbelly to achieve its full potential and that this change must begin at the Board level. Only one out of seven of Potbelly’s current independent directors has recent restaurant operating experience. To that end, the Investors have nominated three highly qualified nominees with relevant restaurant operating and financial experience who we believe would bring critical skills and invaluable perspective to the Board’s decision-making process. If elected, these nominees have identified opportunities to deliver enhanced value and attract management – level professionals with deep restaurant operating and turnaround experience.

We expect the nominees to focus on:

•	restoring the Potbelly customer experience that has been largely lost;

•	simplifying the menu;

•	modernizing and decluttering restaurants;

•	improving associate hiring and training processes;

•	transforming marketing;

•	improving product consistency; and

•	executing franchise agreements with leading multi-unit operators.

By voting “FOR” our Nominees at the 2020 Annual Meeting, Stockholders will send a clear message that the Company’s Board and management team need to act decisively and immediately to save Potbelly and restore the tremendous shareholder value in Potbelly that has been squandered.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

The solicitation for election of the Nominees and the other proposals described in this proxy statement at the 2020 Annual Meeting is being made by the Investors and the Nominees. For more information regarding the Investors and the Nominees in this solicitation, please see Annex A attached to this proxy statement.

What are we asking you to vote for?

We are asking you to vote on the GOLD proxy card at the 2020 Annual Meeting as follows:

1.

“FOR” the election of Vann A. Avedisian, David J. Near and Todd W. Smith to serve as directors on the Board until the 2021 Annual Meeting or until their respective successors are duly elected and qualified and grant authority to vote for the Company’s nominees other than other than [                ], [                ] and [                ].

The accompanying GOLD proxy card provisionally includes proposals (i) to ratify the appointment of Deloitte (or such other independent registered public accounting firm as may be appointed by the Company’s audit committee and set forth in the Company’s proxy statement for the 2020 Annual Meeting) as the Company’s independent registered public accounting firm for 2020, (ii) to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as may be disclosed in the Company’s proxy statement for the 2020 Annual Meeting; however, the GOLD proxy card can only be voted on the proposals if any such proposal is actually presented at the 2020 Annual Meeting. We recommend a vote for annual “say on pay” votes and intend to vote our shares of Common Stock for “ONE YEAR” on this proposal. [We recommend a vote [“FOR”/“AGAINST”] the other matters and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] the related proposals.]

Please see the sections entitled “Proposal 1: Election of Nominees,” “Proposal 2: Ratification of the Appointment of Deloitte as the Company’s Independent Registered Public Accounting Firm,” “Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation” and “Proposal 4: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers” for a more complete description of each of these proposals.

Why are we soliciting your vote?

We believe that Potbelly can meaningfully improve its operating performance and restore some of the shareholder value that has been squandered by bringing in three new directors with deep restaurant experience. The election of our Nominees would send a strong signal that Stockholders are supportive of transformative, value-creating change at Potbelly rather than the status quo. While no assurances can be given that the election of our Nominees to the Board will enhance value, particularly in light of their minority representation on the Board, we urge the Stockholders to support us in this effort by voting “FOR” our Nominees.

Who are our Nominees?

We are proposing that Vann A. Avedisian, David J. Near and Todd W. Smith be elected as directors of the Company to serve on the Board until the 2021 Annual Meeting or until their respective successors are duly elected and qualified.

Set forth below is (a) the name, age, any position and office with the Company held by each Nominee, and the term thereof, business experience during the past five years (including principal occupation and employment during the past five years, the name and principal business of any corporation or other organization in which such occupation or employment was carried on; and whether such corporation or organization is a parent, subsidiary or other affiliate of the Company), a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure (including such material information beyond the past five years and information on the Nominee’s particular area of expertise or other relevant qualifications), and (b) any directorships held by such person during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Name and Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Vann A. Avedisian Business Address: 220 N. Green Street, 3rd Floor, Chicago, IL 60607	55

Vann A. Avedisian is a Principal of Highgate Holdings, a fully integrated real estate investment and hospitality management firm that has acquired in excess of $15 billion of real estate assets and manages over 140 hotels comprising approximately 40,000 rooms. Mr. Avedisian attended Middlebury College where he received his undergraduate degree in 1986. Vann received an MBA from The Kellogg School of Management at Northwestern University in 1993. Mr. Avedisian serves on Highgate’s Investment Committee overseeing the firm’s capital market and owned development activities. Prior to joining Highgate, Mr. Avedisian co-founded Oxford Capital Partners and directed the firm’s real estate principal investments with an aggregate value in excess of $1 billion. Mr. Avedisian was named to Crain’s Chicago Business “40 under 40” list. Mr. Avedisian is currently on the Board of Trustees of the William Blair Mutual Funds. He also previously served on the Board of Directors, including as Chairman of the Compensation and Organization Committee, of the Company from 2000 to 2015. Mr. Avedisian was a Vice President at LaSalle Partners and a Director and Shareholder of Citizens National Bank of Lake Geneva, Wisconsin.

We believe that Mr. Avedisian’s qualifications to serve as a member of the Board include his financial experience, deep hospitality investment and management experience, his knowledge of the Company’s business and his extensive experience in managing capital intensive operations, corporate finance and strategic advisory services.

Name and Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
David J. Near Business Address: 1600 E. 6th Street, Austin, TX 78702	50	David J. Near is the founding partner of Pisces Foods L.P. He grew up in Columbus, Ohio and is a third-generation restauranteur. Mr. Near attended Duke University where he received his undergraduate degree in 1991 and an MBA from The Fuqua School of Business at Duke in 1995. He worked with Coca-Cola Fountain as Territory Sales Manager and previously operated Wendy’s restaurants as a franchisee from 1995 to 2012. He served multiple years as President of the Wendy’s Franchise Advisory council and was appointed Chief Operations Officer at The Wendy’s Company from 2006 to 2009. He was responsible for global operations, franchising, new store development, and served as a board member of Wendy’s National Advertising Program. Mr. Near has won multiple marketing, people excellence, and operating awards including the R. David Thomas Award for best franchisee in the Wendy’s system. For the past five years Mr. Near has been the managing partner of Ramen Tatsuya Holdings LLC, which manages Tatsuya Brands, and now serves as a board member.

We believe that Mr. Near’s knowledge of the restaurant industry, including his extensive operations and franchise experience, will provide the Board and the Company with valuable industry knowledge, management experience and insight into value-maximizing strategies.

Name and Business Address	Age	Principal Occupation or Employment and Public Company Directorships, in each case During the Last Five Years
Todd Whitney Smith Business Address: 215 N. Admiral Byrd Road, Suite 100, Salt Lake City, UT 84404	42

Todd W. Smith has extensive experience in the restaurant industry, where he has spent his entire career. He has led large public companies, small, fast-growing fast casual companies, and has founded his own restaurant group. Mr. Smith attended Brigham Young University where he received his undergraduate degree in 2003. Mr. Smith received a Masters of Science in Integrated Marketing Communications from Northwestern University in 2005. In 2006, Mr. Smith joined Yum! Brands in marketing for its KFC domestic business. After successfully turning around a struggling handheld chicken division, he joined Wendy’s International in its innovation and new product marketing group. In 2012, he was tapped to lead the turn-around at Sonic Drive-In after 3 straight years of same store sales decline. Mr. Smith ultimately served as President and CMO and helped Sonic Drive-In to 5 straight years of same store sales growth and, more importantly, record store-level profits. In 2017, Mr. Smith decided to scratch an entrepreneurial itch he had had for many years, and established his own restaurant group and opened a group of CoreLife Eateries as the first step in that venture. In addition, in 2017 he took an equity stake in Cafe Rio Mexican Grill, a fast growing, fast casual concept. His data-based approach to marketing within Cafe Rio Mexican Grill have led to 3 straight years of same store sales growth.

We believe that Mr. Smith’s extensive experience in the restaurant industry, including leading the turn-around of other companies in the industry, will provide the Board and the Company with valuable industry knowledge, management experience and insight into value-maximizing strategies.

The Board currently consists of eight directors, all of whom are up for election at the 2020 Annual Meeting. This proxy statement is soliciting proxies to elect Vann A. Avedisian, David J. Near and Todd W. Smith, and to grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ]. Therefore, should a Stockholder so authorize us, we will cast votes for our three Nominees and for up to five of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of our Nominees, if elected, and there is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected to the Board.

If elected, the Nominees would be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

The Company’s corporate governance guidelines, which are available on the Company’s website at http://investors.potbelly.com/static-files/bd2d60ee-0e31-4fee-b069-e033bb8cbc79 set forth guidelines to assist the Board in making a determination whether a director has a material relationship with the Company for purposes of determining independence. Based on the information furnished by the Nominees, we believe that each of the Nominees is independent and none of the Participants has any knowledge of any facts that would prevent the determination that each of the Nominees is independent.

You should refer to the Company’s proxy statement for the 2020 Annual Meeting, when it becomes available, for the names, background, qualifications and other information concerning the Company’s nominees.

Who can vote at the 2020 Annual Meeting?

According to the Company’s public filings, Common Stock is the Company’s only outstanding class of capital stock. Only stockholders of record as shown on the Company’s books at the close of business on the Record Date are entitled to vote at the 2020 Annual Meeting or any adjournment thereof. Each Stockholder is entitled to one vote per share of Common Stock on all matters to be voted on at the 2020 Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The Company has disclosed that as of January 26, 2020, there were 23,638,157 shares of Common Stock outstanding.

Stockholders who sell their shares before the Record Date (or acquire them after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the 2020 Annual Meeting even if they sell their shares after the Record Date.

How do proxies work?

We are asking you to appoint [             ] as your proxy holder to vote your shares of Common Stock at the 2020 Annual Meeting. You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holder to vote your shares of Common Stock at the 2020 Annual Meeting according to the directions you provide. You may vote for all, some, or none of our Nominees. Regardless of whether you are able to attend the 2020 Annual Meeting, you are urged to complete the enclosed GOLD proxy card and return it in the enclosed self-addressed, prepaid envelope or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card). All valid proxies received prior to the 2020 Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification.

IF YOU RETURN A VALID GOLD PROXY AND NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK BENEFICIALLY OWNED BY YOU WILL BE VOTED: (I) “FOR” VANN A. AVEDISIAN FOR DIRECTOR; (II) “FOR” DAVID J. NEAR FOR DIRECTOR; (III) “FOR” TODD W. SMITH FOR DIRECTOR; (IV) TO GRANT AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS, OTHER THAN [                ], [                ] AND [                ]; (V) [“FOR”/“AGAINST”] THE COMPANY’S PROPOSAL, IF PRESENTED AT THE 2020 ANNUAL MEETING, TO RATIFY THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2020; (VI) FOR “[ONE YEAR]” ON THE COMPANY’S PROPOSAL, IF PRESENTED AT THE 2020 ANNUAL MEETING, TO APPROVE, ON AN ADVISORY BASIS, A FREQUENCY OF “[ONE YEAR]” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION; (VII) [“FOR”/“AGAINST”] THE COMPANY’S PROPOSAL, IF

PRESENTED AT THE 2020 ANNUAL MEETING, TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS MAY BE DESCRIBED IN THE COMPANY’S PROXY STATEMENT FOR THE 2020 ANNUAL MEETING; AND (IX) IN THE PROXY HOLDER’S DISCRETION AS TO OTHER MATTERS THAT THE INVESTORS DO NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE 2020 ANNUAL MEETING.

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the Stockholders at the 2020 Annual Meeting. Unless you indicate otherwise on the GOLD proxy card, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by us at the time this proxy statement was printed and that, under the Amended and Restated By-Laws of the Company (the “By-Laws”), may be properly presented for action by the Stockholders at the 2020 Annual Meeting.

What is the quorum requirement for the 2020 Annual Meeting?

In order to have a valid shareholder vote, a quorum must exist at the 2020 Annual Meeting. This means holders of at least a majority of the outstanding shares of Common Stock entitled to vote must be represented at the meeting, either by proxy or in person.

Votes withheld, abstentions and broker-non votes will be counted as present or represented for purposes of determining whether a quorum exists. In the absence of a quorum, the 2020 Annual Meeting may be adjourned by a majority of the votes entitled to be cast either present in person or represented by proxy or by any officer entitled to preside at the 2020 Annual Meeting.

What is the effect of an abstain vote?

If a Stockholder abstains from voting as to any matter, then the shares of Common Stock held by such Stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall otherwise not be deemed to have been voted on such matter. As a result, an abstention on any proposal will have no effect on the outcome of any proposal, except it will have the same effect as a vote against the ratification of the Company’s independent registered accounting firm and the proposal to approve, on an advisory basis, the Company’s executive compensation (if presented at the 2020 Annual Meeting).

What is a broker non-vote?

If you are a beneficial owner of shares of Common Stock and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on “routine” proposals (which typically include ratification of compensation plans) but may not vote on “non-routine” proposals. However, under the current circumstances of a contested election, there are no “routine” proposals and, accordingly, if you are a beneficial owner holding shares of Common Stock through a broker and we have provided our solicitation materials to you with respect to such shares, your broker is not permitted to vote your shares of Common Stock on any proposal without receiving instructions from you. A “broker non-vote” occurs when a broker or other nominee who holds shares of Common Stock for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner. Broker non-votes, if any, will be deemed present at the 2020 Annual Meeting for purposes of determining whether a quorum exists for the 2020 Annual Meeting, but they will not be counted in determining the number of shares of Common Stock necessary for approval of any proposal.

What vote is required to elect the Nominees?

Under the By-Laws, in contested elections such as this one, the directors shall be elected by the vote of a plurality of the shares of Common Stock represented, in person or by proxy, at the 2020 Annual Meeting (meaning, assuming that the Board remains the same size as it is currently, those eight director nominees receiving the greatest number of votes cast “FOR” shall be elected). Stockholders do not have the right to cumulate their votes in the election of directors. Votes withheld are not votes cast and will result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the eight nominees receiving the most votes. A properly executed proxy marked “WITHHOLD” with respect to the election of any or all director nominees will be counted for purposes of determining whether there is a quorum, but a proxy marked “WITHHOLD” with respect to any specific director nominee will not be considered to have been voted for or against such director nominee. Therefore, a proxy marked “WITHHOLD” with respect to a specific director nominee will result in such director nominee receiving fewer “FOR” votes. A Stockholder cannot abstain in the election of directors.

How many shares of Common Stock must be voted in favor of the provisional proposals described in this proxy statement?

If presented at the 2020 Annual Meeting, ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for 2020 will require the affirmative vote of a majority of the shares of Common Stock present at the 2020 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2020 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on this proposal. Ordinarily, your broker does not need your voting instruction in order to vote your shares of Common Stock in connection with so-called “routine” matters, which typically include ratification of auditors. However, under the current circumstances of a contested election, if you are a beneficial owner holding shares of Common Stock through a broker and we have provided our solicitation materials to you with respect to such shares, your broker is not permitted to vote your shares of Common Stock on this proposal without receiving instructions from you. Broker non-votes would not be counted in determining the number of shares of Common Stock necessary for approval of this proposal and thus will not have a direct effect on this proposal.

If presented at the 2020 Annual Meeting, the provisional proposal to approve, on an advisory basis, the Company’s frequency of future “say on pay” votes on the Company’s executive compensation, is not binding on the Company and would be considered to have been approved if it receives the affirmative vote of a majority of the shares of Common Stock present at the 2020 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2020 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on this proposal. Your broker is not permitted to vote your shares of Common Stock on this proposal without receiving instructions from you. Broker non-votes would not be counted in determining the number of shares of Common Stock necessary for approval of this proposal and thus will not have a direct effect on the proposal. The opportunity to vote on this proposal is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on this proposal, if passed, would not be binding upon the Company and would serve only as a recommendation to the Board.

If presented at the 2020 Annual Meeting, the provisional proposal to approve, on an advisory basis, the Company’s executive compensation, is not binding on the Company and would be considered to have been approved if it receives the affirmative vote of a majority of the shares of Common Stock present at the 2020 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2020 Annual Meeting.

Abstentions will have the same effect as a vote against this proposal. You may vote for or against or you may abstain on this proposal. Your broker is not permitted to vote your shares of Common Stock on this proposal without receiving instructions from you. Broker non-votes would not be counted in determining the number of shares of Common Stock necessary for approval of this proposal and thus will not have a direct effect on the proposal. The opportunity to vote on this proposal is required pursuant to Section 14A of the Exchange Act.

However, as an advisory vote, the vote on this proposal, if passed, would not be binding upon the Company and would serve only as a recommendation to the Board.

If other matters are properly brought before the 2020 Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of The Nasdaq Stock Market, LLC, and the Company’s Articles of Incorporation (as amended, the “Charter”) and By-Laws, as applicable.

What should I do in order to vote for the Nominees?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed GOLD Voting Instruction Form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed GOLD Voting Instruction Form.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2020 Annual Meeting, we encourage you to read this proxy statement and date, sign and return your completed GOLD proxy card prior to the 2020 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2020 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2020 Annual Meeting.

Can I use the GOLD proxy card to vote for any of the Company’s nominees?

Under the proxy rules, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Company’s nominees, other than those Company nominees we specify. This allows a Stockholder who desires to vote for up to a full complement of eight director nominees to use the GOLD proxy card to vote for our Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder does not seek authority to vote and will not exercise authority to vote. We have determined to nominate a slate of the three Nominees, Vann A. Avedisian, David J. Near and Todd W. Smith, and are seeking authority to vote for up to all of the Company’s nominees other than [                ], [                ] and [                ]. As a result, should a Stockholder so authorize us on the GOLD proxy card, we would cast votes for our three Nominees and for up to five of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

How do I revoke a proxy?

You have the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a [COLOR] proxy card or form sent to you by the Company. If you are a registered holder of shares of Common Stock, you may revoke a previously submitted proxy by:

•	signing, dating and returning the enclosed GOLD proxy card or any other later-dated proxy in the postage-paid envelope provided;

•	delivering to the Secretary or any other officer of the Company a written notice of revocation at Potbelly Corporation, 111 North Canal Street, Suite 850, Chicago, Illinois 60606; or

•	attending the 2020 Annual Meeting and voting in person.

Please note, however, that only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2020 Annual Meeting as described in this proxy statement. Attending the 2020 Annual Meeting alone without taking one of the actions set forth above will not revoke your proxy.

Stockholders who hold their shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. You may also provide your bank, broker or other nominee with new voting instructions. Only your latest dated instructions will count. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2020 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, at c/o Morrow Sodali LLC, 470 West Avenue, Suite 3000, Stamford, Connecticut 06902, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY [COLOR] PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2020 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT [COLOR] A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2020 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of the Investors?

The Investors will pay the entire expense of soliciting proxies for the 2020 Annual Meeting by the participants in this solicitation or on the participants’ behalf. The Investors do intend to seek reimbursement of such solicitation expenses from the Company.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor: Morrow Sodali LLC, toll free at (800) 662-5200, collect at (203-658-9400) or by email at VANN@morrowsodali.com.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                ], [                ] AND [                ].

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting:

The proxy materials are available at no charge at [www.                    .com.]

PROPOSAL NO. 1 – ELECTION OF NOMINEES

We propose that the Stockholders elect Vann A. Avedisian David J. Near and Todd W. Smith as directors of the Company at the 2020 Annual Meeting. According to publicly available information, the Board currently consists of eight directors, all of whom are up for election at the 2020 Annual Meeting. If our three Nominees are elected to the Board, then they will replace three of the Company’s incumbent directors.

The initial term of each Nominee, if elected, would be until the 2021 Annual Meeting or until their successors are duly elected and qualified in accordance with the By-Laws. Each Nominee has executed a consent to being named as a nominee in this proxy statement as such and to serving as a director of the Company, if so elected.

This proxy statement is soliciting proxies to elect Vann A. Avedisian, David J. Near and Todd W. Smith and to grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ]. Therefore, should a Stockholder so authorize us, we will cast votes for our three Nominees and for up to five of the Company’s nominees. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of our Nominees, if elected, and there is no assurance that they will do so.

The Company’s corporate governance guidelines, which are available on the Company’s website at http://investors.potbelly.com/static-files/bd2d60ee-0e31-4fee-b069-e033bb8cbc79 set forth guidelines to assist the Board in making a determination whether a director has a material relationship with the Company for purposes of determining independence. Based on the information furnished by the Nominees, we believe that each of the Nominees is independent and none of the Participants has any knowledge of any facts that would prevent the determination that each of the Nominees is independent.

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with their respective duties as a director.

We are not seeking control of the Board at the 2020 Annual Meeting. If elected, the Nominees would be a minority of the directors and would not alone be able to adopt resolutions or otherwise cause the Board to act. The Nominees intend to work actively with the other Board members to discuss the issues and challenges facing the Company and resolve them together. By utilizing their respective experience and working constructively with the other Board members, the Nominees believe they can effect positive change at the Company.

The Investors do not expect that the Nominees will be unable to stand for election. If any Nominee is unable to serve or for good cause will not serve, the Investors may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under applicable law and the Company’s organizational documents.

The Investors reserve the right to nominate additional persons, to the extent this is not prohibited under applicable law or the Company’s organizational documents, if the Company purports to increase the number of directorships, and/or the Company makes or announces any changes to the By-Laws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees or any additional nominee nominated pursuant to the foregoing, and/or any Nominee is unable to serve or for good cause will not serve. Additional nominations made pursuant to the foregoing are without prejudice to the position of the Investors that any attempt to change the size of the Board or disqualify any of the Nominees through By-Law amendments or otherwise would constitute unlawful manipulation of the Company’s corporate governance. The Investors reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee. If the Investors are permitted to substitute a nominee or propose an additional nominee, the Investors will file and deliver supplemental proxy materials, including a revised GOLD proxy card, disclosing the information relating to any substitute nominee or additional nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act. Only in such case will the shares of Common Stock represented by the enclosed GOLD proxy card be voted for substitute nominees or additional nominees.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the question and answer section of the proxy statement under the section entitled “Who are the Nominees?”, which we urge you to read. This information has been furnished to us by the Nominees. Other than as disclosed in this proxy statement, there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

You should refer to the Company’s proxy statement for the 2020 Annual Meeting for the names, background, qualifications and other information concerning the Company’s nominees.

Arrangements between the Investors and the Nominees

Other than as set forth herein or in Annex A, no participant in this solicitation and no associate of any participant in this solicitation has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Compensation of the Company’s Directors

If elected to the Board, the Nominees will not receive any compensation from the Investors to serve as Nominees for election or as a director, if elected, of the Company. They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company’s compensation and indemnification of directors based solely on the Company’s public filings.

According to the Company’s public filings, under its director compensation plan in effect for 2018, each non-employee director who was a member of the Board as of the 2018 Annual Meeting of Shareholders was eligible to receive $135,000 in annual compensation. Each non-employee director may elect between the following forms of payment for his or her annual compensation: (1) the non-employee director receives RSUs having a grant date fair market value of $135,000 (with a grant date on or before the end of the respective second fiscal quarter); or (2) the non-employee director receives: (a) $60,000 in cash (half of which will be paid on or before the end of the respective second fiscal quarter and half of which will be paid on or before the end of the respective fiscal year); plus (b) RSUs having a grant date fair market value of $75,000 (with a grant date on or before the end of the respective second fiscal quarter). Pursuant to the Company’s director compensation plan, the non-executive Chairman of the Board receives an additional $80,000 retainer, the Audit Committee Chair receives an additional $15,000 retainer, and the Compensation Committee Chair and the Nominating and Corporate Governance Chair each receives an additional $7,500 retainer. The non-executive Chairman of the Board, the Lead Director (if applicable), the Audit Committee Chair, the Compensation Committee Chair and the Nominating and Corporate Governance Committee Chair may each elect between the following forms of payment for such additional retainer: (1) RSUs having a grant date fair market value equal to such additional retainer amount (with a grant date on or before the end of the respective second fiscal quarter); or (2) cash in an amount equal to one-half such additional retainer amount (half of which will be paid on or before the end of the respective second fiscal quarter and half of which will be paid on or before the end of the respective fiscal year); plus RSUs having a grant date fair market value of half of such additional retainer amount (with a grant date on or before the end of the respective second fiscal quarter). RSUs shall vest as follows: fifty percent (50%) on the first anniversary of the grant date, and fifty percent (50%) on the second anniversary of the grant date.

We expect that the share ownership level of each current non-employee director will be set forth in the Company’s proxy statement for the 2020 Annual Meeting.

The Investors believe that the Company maintains, at its expense, a policy of insurance which insures its directors and officers. The By-Laws also contain a provision that provides for the indemnification of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Company against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she (x) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of any such employee or agent, in a manner he or she reasonably believed to be not in violation of any policies or directives of the Company and (y) with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Company to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. The Charter also contains a provision that provides for indemnification of officers and directors to the fullest extent permitted under the DGCL (and in particular Section 145 thereof), as from time to time amended. The Charter also contains a provision eliminating the personal liability of a director for monetary damages for breach of fiduciary duty as a director; except for liability (i) for breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. The Investors expect that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the By-Laws and the Charter and be covered by the policy of insurance which insures the Company’s directors and officers.

None of the Nominees, or any of their respective associates, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

None of the Nominees has any position or office with the Company, and no occupation or employment with which the Nominees have been involved, during the past five years, was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. Mr. Avedisian previously served on the Board from 2000 to 2015, including as Chairman of the Compensation and Organization Committee. Neither Mr. Smith nor Mr. Near has previously served on the Board.

Other than as disclosed herein, no participant is aware of any other arrangements pursuant to which any director of the Company was to be compensated for services during the Company’s last fiscal year.

Interests of the Nominees

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this proxy statement. The Investors expect that the Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the By-Laws and the Charter and be covered by the policy of insurance which insures the Company’s directors and officers.

Other than as set forth in this proxy statement, none of the persons listed on Annex A of this proxy statement, including any Nominee, or any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2020 Annual Meeting.

The information herein regarding a particular Nominee has been furnished to the Investors by such Nominee.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF VANN A. AVEDISIAN, DAVID J. NEAR AND TODD W. SMITH AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                ], [                ] AND [                ] BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD “FOR” THE ELECTION OF VANN A. AVEDISIAN, DAVID J. NEAR AND TODD W. SMITH AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                ], [                ] AND [                ].

Please do not return any [COLOR] proxy card you may receive from the Company or otherwise authorize a proxy (other than on the GOLD proxy card delivered by us to you) to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a [COLOR] proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed GOLD proxy card in the postage-paid envelope provided. Only your latest dated proxy will be counted.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

This proxy statement includes a provisional proposal that the Stockholders vote to ratify the appointment of Deloitte (or such other independent registered public accounting firm as may be approved by the Company’s Audit Committee and set forth in the Company’s proxy statement for the 2020 Annual Meeting) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. We recommend a vote [“FOR”/“AGAINST”] this matter and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] this proposal.

Additional information regarding this proposal, if presented at the 2020 Annual Meeting, will be contained in the Company’s proxy statement for the 2020 Annual Meeting.

PROPOSAL NO. 3 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION

This proxy statement includes a provisional proposal that the Stockholders vote to approve, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation in accordance with the compensation disclosure rules of the SEC. We are recommending a vote for the approval, on an advisory basis, of a frequency of “[ONE YEAR]” for future advisory votes on the Company’s executive compensation and intend to vote our shares of Common Stock for “[ONE YEAR]” on this proposal.

Additional information regarding this proposal, if presented at the 2020 Annual Meeting, will be contained in the Company’s proxy statement for the 2020 Annual Meeting.

PROPOSAL NO. 4 – ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

This proxy statement includes a provisional proposal that the Stockholders vote to approve, on an advisory basis, the compensation of the Company’s named executive officers in accordance with the compensation disclosure rules of the SEC. We recommend a vote [“FOR”/“AGAINST”] this matter and intend to vote our shares of Common Stock [“FOR”/“AGAINST”] this proposal.

Additional information regarding this proposal, if presented at the 2020 Annual Meeting, will be contained in the Company’s proxy statement for the 2020 Annual Meeting.

OTHER PROPOSALS

Except as set forth in this proxy statement, we do not know of any other matters to be presented for approval by the Stockholders at the 2020 Annual Meeting. If, however, we learn of any other proposals made at a reasonable time before the 2020 Annual Meeting, we will either supplement this proxy statement and provide Stockholders with an opportunity to vote by proxy directly on such matters, or will not exercise discretionary authority with respect thereto. If other matters are properly presented thereafter, the persons named as proxies in the enclosed GOLD proxy card will vote the shares of Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this proxy statement to be acted upon at the 2020 Annual Meeting.

SOLICITATION OF PROXIES

The solicitation of proxies for our Nominees and the other proposals will be made by the Investors. By virtue of Instruction 3 of Item 4 of Schedule 14A promulgated under the Exchange Act, the Investors and the Nominees may be considered participants in the solicitation.

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, internet, in person and by advertisements. All written soliciting materials, including any emails or scripts to be used in soliciting proxies, will be filed by the Investors under the cover of Schedule 14A on the date of first use. Solicitations may also be made by certain of the respective partners, directors, officers, members and employees of the members of the Investors, none of whom will, except as described in Annex A attached hereto or elsewhere in this proxy statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Nominees.

Morrow Sodali LLC has been retained to provide solicitation and advisory services in connection with the 2020 Annual Meeting. Morrow Sodali LLC will receive a fee in an amount not to exceed [$                ] and reimbursement of reasonable and documented out-of-pocket expenses for its services to the Investors in connection with the solicitation. Approximately [    ] people may be employed by Morrow Sodali LLC to solicit proxies from the Stockholders for the 2020 Annual Meeting. The Investors have agreed to indemnify Morrow Sodali LLC in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares of Common Stock held as of the Record Date. The Investors will reimburse such custodians, nominees and fiduciaries for reasonable and documented expenses incurred in connection therewith.

The Investors will pay the entire expense of soliciting proxies for the 2020 Annual Meeting by the participants in this solicitation or on the participants’ behalf. The Investors do intend to seek reimbursement of such solicitation expenses from the Company. The Investors do not intend to submit the question of such reimbursement to a vote of the security holders of the Company. The Board, which will include all three of the Nominees, if all are elected, would be required to evaluate and consider the requested reimbursement consistent with their fiduciary duties to the Company and the Stockholders. The Investors anticipate that the total expenses that they will incur in furtherance of, or in connection with, the solicitation of proxies for the 2020 Annual Meeting will be approximately [$                ]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation. As of the date hereof, the Investors have incurred approximately [$                ] of solicitation expenses. We will file a supplement to this proxy statement if we learn that the actual costs and estimates have materially differed from the estimates disclosed.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Annex A hereto includes information pertaining to the participants in this solicitation, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to such participants.

Information as to any substantial interest, direct or indirect, by security holdings or otherwise of the participants in this solicitation with respect to the Nomination Proposal is set forth herein. Except as otherwise set forth herein and in Annex A, which is incorporated herein by reference, none of the participants in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company.

During the past ten years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

The Company has disclosed that as of January 26, 2020, there were 23,638,157 shares of Common Stock outstanding. The Company’s proxy statement for the 2020 Annual Meeting will provide the current number of shares of Common Stock outstanding and entitled to vote at the 2020 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the 2020 Annual Meeting.

As of the date hereof: (i) Vann Trust holds (a) 513,163 shares of Common Stock in “street name” and (b) no shares of Common Stock of record; (ii) IIH holds (a) 100 shares of Common Stock of record and (b) no shares of Common Stock in “street name”; (iii) KGT holds (a) 600,000 shares of Common Stock in “street name” and (b) no shares of Common Stock of record; (iv) TKF holds (a) 200,000 shares of Common Stock in “street name” and (b) no shares of Common Stock of record; (v) Mr. Keil holds (a) 500 shares of Common Stock in “street name,” (b) no shares of Common Stock of record, (c) compensatory stock options providing for the purchase of 162,803 shares of Common Stock, and (d) may be deemed to have beneficial ownership over (1) 928 shares of Common Stock held by the Brooke Avedisian Children’s Trust U/A 11/19/03 (“BA Trust”) of which Mr. Keil is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the BA Trust, and (2) 928 shares of Common Stock held by the Luke A. Avedisian Children’s Trust U/A 11/19/03 (“LA Trust”) of which Mr. Keil is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the LA Trust; (vi) Mr. Luthra holds (a) 55,713 shares of Common Stock in “street name” (b) no shares of Common Stock of record. Neither Mr. Smith nor Mr. Near owns (beneficially or of record) any shares of Common Stock.

The amount of each class of securities of the Company which each of the participants in this solicitation own beneficially, directly or indirectly, is set forth below:

Name	Beneficial Ownership
Vann A. Avedisian Trust U/A 8/29/85	513,163 shares of Common Stock
Intrinsic Investment Holdings, LLC	100 shares of Common Stock
KGT Investments, LLC	600,000 shares of Common Stock
The Khimji Foundation	200,000 shares of Common Stock
Mahmood Khimji(1)	800,000 shares of Common Stock
Vann A. Avedisian(2)	513,263 shares of Common Stock
Bryant L. Keil(3)	165,159 shares of Common Stock
Neil Luthra	55,713 shares of Common Stock
David J. Near	0 shares of Common Stock
Todd W. Smith	0 shares of Common Stock

(1)

Includes: (i) 600,000 shares of Common Stock held by KGT Investments, LLC of which Mr. Khimji is the manager and in such capacity is deemed to hold voting and dispositive power over the securities held by KGT Investments, LLC and (ii) 200,000 shares of Common Stock held by the Khimji Foundation, of which Mr. Khimji is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the Khimji Foundation.

(2)

Includes: (i) 513,163 shares of Common Stock held by the Vann A. Avedisian Trust U/A 8/29/85 of which Mr. Avedisian is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the Vann A. Avedisian Trust U/A 8/29/85 and (ii) 100 shares of Common Stock held of record by Intrinsic Investment Holdings LLC of which Mr. Avedisian is the managing member and in such capacity is deemed to hold voting and dispositive power over the securities held by Intrinsic Investment Holdings LLC.

(3)

Includes: (i) 162,803 shares of Common Stock held by Mr. Keil, individually, issuable upon exercise of stock options held by Mr. Keil which are fully vested and exercisable at any time upon Mr. Keil’s election, (ii) 928 shares of Common Stock held by the BA Trust of which Mr. Keil is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the BA Trust, (iii) 928 shares of Common Stock held by the LA Trust of which Mr. Keil is the trustee and in such capacity is deemed to hold voting and dispositive power over the securities held by the LA Trust and (iv) 500 shares of Common Stock beneficially owned by Mr. Keil, individually.

The date of purchase and number of shares of Common Stock purchased or sold within the past two years are set forth in Annex A to this proxy statement.

Other than as disclosed herein, no participant in this solicitation owns any securities of the Company of record but not beneficially.

Set forth in Annex A hereto are transactions in the Company’s securities effected by the participants in this solicitation since January 1, 2018. Other than as disclosed in Annex A, no participant in this solicitation has effected any transaction in securities of the Company since January 1, 2018.

Other than as disclosed herein, as of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock owned by the Investors is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock.

Other than as set forth in this proxy statement or in Annex A hereto, after reasonable inquiry, no participant in this solicitation, nor any of their respective associates or majority-owned subsidiaries, is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or in Annex A hereto, after reasonable inquiry, no participant in this solicitation, and no associate of any participant in this solicitation, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth in this proxy statement or in Annex A hereto, no participant in this solicitation and no associate of any participant in this solicitation has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Other than as set forth in this proxy statement or in Annex A hereto, there are no material proceedings in which the Nominees or any of their respective associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such Nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

There exist no family relationships between any Nominee and any director or executive officer of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K promulgated under the Exchange Act and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

None of the Nominees is a current or a former officer of the Company and none of the Nominees was an employee of the Company during the fiscal year ended December 31, 2019. During such fiscal year, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer. There exist no interlocking relationships that would have required disclosure under Item 407(e)(4) of Regulation S-K, had the Nominees been directors of the Company.

CERTAIN ADDITIONAL INFORMATION

Please refer to the Company’s proxy statement (when it becomes available) for the 2020 Annual Meeting and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and 5% Stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of Shareholders, including the election of directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s Board and other information concerning the Company’s Board, information on how to obtain directions to be able to attend the 2020 Annual Meeting and vote in person and procedures for submitting proposals for inclusion in the Company’s proxy statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy for that meeting is also contained in the Company’s proxy statement. This information is contained in the Company’s public filings and Stockholders should refer to the Company’s proxy statement (when it becomes available) and its other public filings in order to review this disclosure.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, Morrow Sodali LLC, at 470 West Avenue, Suite 3000, Stamford, Connecticut 06902, or toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

This proxy statement is dated [                ], 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Stockholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or [www.                .com] or by calling Morrow Sodali LLC at the address and phone number indicated above.

Please refer to the Company’s proxy statement for the 2020 Annual Meeting and annual report filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the 2020 Annual Meeting and in accordance with applicable law.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN [                 ], [                ], AND [                ].

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2020 ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14a-5(c) UNDER THE EXCHANGE ACT. THIS INFORMATION AND DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CERTAIN BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND OTHER IMPORTANT INFORMATION. THIS INFORMATION IS CONTAINED IN THE COMPANY’S PUBLIC FILINGS AND STOCKHOLDERS SHOULD REFER TO THE COMPANY’S PROXY STATEMENT FOR THE 2020 ANNUAL MEETING AND ITS OTHER PUBLIC FILINGS IN ORDER TO REVIEW THIS DISCLOSURE. THE INFORMATION CONCERNING THE COMPANY CONTAINED IN THIS PROXY STATEMENT HAS BEEN TAKEN FROM, OR IS BASED UPON, PUBLICLY AVAILABLE DOCUMENTS ON FILE WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION. ALTHOUGH WE HAVE NO KNOWLEDGE THAT WOULD INDICATE THAT STATEMENTS RELATING TO THE COMPANY CONTAINED IN THIS PROXY STATEMENT IN RELIANCE UPON PUBLICLY AVAILABLE INFORMATION ARE INACCURATE OR INCOMPLETE, TO DATE WE HAVE NOT HAD ACCESS TO THE BOOKS AND RECORDS OF THE COMPANY, WERE NOT INVOLVED IN THE PREPARATION OF SUCH INFORMATION AND STATEMENTS AND ARE NOT IN A POSITION TO VERIFY SUCH INFORMATION AND STATEMENTS. ALL INFORMATION RELATING TO ANY PERSON OTHER THAN THE PARTICIPANTS IS GIVEN ONLY TO OUR KNOWLEDGE. SEE ANNEX B FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES OF COMMON STOCK AND THE OWNERSHIP OF THE SHARES OF COMMON STOCK BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

[                ], 2020

Thank you for your consideration and support.

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Vann Trust, IIH, KGT, TKF, Mr. Khimji, Mr. Avedisian, Mr. Keil, Mr. Luthra, Mr. Near and Mr. Smith may be deemed “participants” under U.S. Securities and Exchange Commission rules in this solicitation of proxies from the holders (the “Stockholders”) of common stock, $0.01 par value (the “Common Stock”) of Potbelly Corporation (the “Company”), in connection with the 2020 annual meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “2020 Annual Meeting”) to vote in favor of the election of the Mr. Avedisian, Mr. Near and Mr. Smith (collectively, the “Nominees”) to serve as directors on the Company’s board of directors (the “Board”) and to grant authority to vote for the Company’s nominees other than [                ], [                ] and [                ], to vote [in favor of][against] the appointment of the independent accountants, to vote in favor of, on an advisory basis, the annual frequency of future “say on pay” votes on the Company’s executive compensation and to vote [in favor of][against] the Company’s proposal to approve, on an advisory basis, the Company’s executive compensation, in each case as described further in this proxy statement. Information regarding the participants in the solicitation is set forth below. The terms “associate,” “affiliate” and “participant” used in connection with the statements in this Annex A have the meaning ascribed to them in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Except as described herein or in the proxy statement, no participant in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants in this solicitation since January 1, 2018. The source of funding for the transactions pursuant to which the Investors obtained beneficial ownership of the shares of Common Stock beneficially owned by him or it was derived from the respective capital of such Investor. The shares of Common Stock beneficially owned by the Investors have been held in brokerage custodian accounts which, from time to time in the ordinary course, may have utilized margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Common Stock may thereby have been subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. No shares of Common Stock are currently held by any participant in this solicitation other than the Investors in accounts utilizing margin borrowing. Except as described herein or in the proxy statement, as of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by the Investors is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Common Stock.

During the past ten years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the proxy statement, no participant is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Except as described herein or in the proxy statement, no participants is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K promulgated under the Exchange Act and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

The name, principal business address and the principal occupation or employment of the Investors and the other participants in this solicitation is set forth below.

VANN A. AVEDISIAN TRUST U/A 8/29/85

The Vann A. Avedisian Trust U/A 8/29/85 (the “Vann Trust”) is a trust formed in the State of Illinois, whose principal business address is 220 N. Green Street, 3rd Floor, Chicago, Illinois 60607, and is principally engaged in the business of investing and managing private equity investments. Mr. Avedisian is a trustee of the Vann Trust.

INTRINSIC INVESTMENT HOLDINGS, LLC

Intrinsic Investment Holdings, LLC (“IIH”) is an Illinois limited liability company, whose principal business address is 220 N. Green Street, 3rd Floor, Chicago, IL 60607, and is principally engaged in the business of investing and managing private equity investments. Mr. Avedisian is the managing member of IIH.

KGT INVESTMENTS, LLC

KGT Investments, LLC (“KGT”) is a Delaware limited liability company, whose principal business address is 545 E. John Carpenter FWY, Suite 1400, Irving, TX 75062, and is principally engaged in the business of investing and managing private equity investments. Mr. Mahmood Khimji is the manager of KGT and trustee of TKF.

THE KHIMJI FOUNDATION

The Khimji Foundation (“TKF”) is a charitable trust created by Declaration of Trust in the state of Texas, whose principal business address is 545 E. John Carpenter FWY, Suite 1400, Irving, TX 75062, and is principally engaged in the business of charitable contributions. Mr. Mahmood Khimji is a trustee of KGT.

MAHMOOD KHIMJI

Mr. Khimji, a United States citizen, is a founder and Principal of Highgate Holdings. Mr. Khimji’s principal business address is 545 E. John Carpenter FWY, Suite 1400, Irving, TX 75062.

VANN A. AVEDISIAN

Mr. Avedisian, a United States citizen, is the trustee of the Vann Trust the managing member of IIH and a Principal at Highgate Holdings. Mr. Avedisian’s principal business address is 220 N. Green Street, 3rd Floor, Chicago, Illinois 60607.

BRYANT L. KEIL

Mr. Keil, a United States citizen, is Managing Member of Ellison Fashion Group. Mr. Keil’s principal business address is 825 S. Waukegan Road, Suite A8-50, Lake Forest, Illinois, 60045.

TODD W. SMITH

Mr. Smith, a United States citizen, is Chief Commercial Officer and Chief Marketing Officer of Cafe Rio Mexican Grill, Owner of CoreLife Eatery MW and Co-Founder of ROCTACO Freestyle Tacos. Mr. Smith’s principal business address is 215 N. Admiral Byrd Road, Suite 100, Salt Lake City, Utah 84116.

DAVID J. NEAR

Mr. Near, a United States citizen, is presently the managing partner of Ramen Tatsuya Holdings LLC, which manages Tatsuya Brands, and now serves as a board member. Mr. Near’s principal business address is 1504 W. 6th Street, Austin, Texas, 78703.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY:

Other than as set forth herein, no participant is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth herein, no participant has effected any transactions in any securities of the Company in the last two years.

Transactions by the Investors

VANN A. AVEDISIAN TRUST U/A 8/29/85

Trade Date	Buy/Sell	Trade Quantity	Security Description
05/05/2019	Distribution from Oxford Capital Partners, Inc.	120,582	Common Stock
02/10/2020	Transferred to Intrinsic Investment Holdings LLC	100	Common Stock

INTRINSIC INVESTMENT HOLDINGS, LLC

Trade Date	Buy/Sell	Trade Quantity	Security Description
02/10/2020	Received from the Vann A. Avedisian Trust U/A 8/29/85	100	Common Stock

KGT INVESTMENTS, LLC

Trade Date	Buy/Sell	Trade Quantity	Security Description
08/13/2019	Buy	45,559	Common Stock
08/14/2019	Buy	21,128	Common Stock
08/15/2019	Buy	28,313	Common Stock
08/16/2019	Buy	13,179	Common Stock
08/19/2019	Buy	58,021	Common Stock
08/20/2019	Buy	83,800	Common Stock
08/21/2019	Buy	68,634	Common Stock
08/22/2019	Buy	92,789	Common Stock
08/23/2019	Buy	88,577	Common Stock
08/26/2019	Buy	4,936	Common Stock
08/27/2019	Buy	95,064	Common Stock
03/03/2020	Buy	50,000	Common Stock
03/04/2020	Buy	50,000	Common Stock
03/16/2020	Buy	100,000	Common Stock

THE KHIMJI FOUNDATION

Trade Date	Buy/Sell	Trade Quantity	Security Description
03/03/2020	Buy	50,000	Common Stock
03/04/2020	Buy	50,000	Common Stock
03/16/2020	Buy	100,000	Common Stock

MAHMOOD KHIMJI

None.

VANN A. AVEDISIAN

None.

BRYANT L. KEIL

Trade Date	Buy/Sell	Trade Quantity	Security Description
01/31/2018	Sell	5,000	Common Stock
03/07/2018	Sell	25,000	Common Stock
04/12/2018	Sell	5,000	Common Stock
04/16/2018	Sell	7,500	Common Stock
04/23/2018	Sell	3,000	Common Stock
04/24/2018	Sell	2,300	Common Stock
04/25/2018	Sell	459	Common Stock
05/08/2018	Sell	4,000	Common Stock
05/11/2018	Sell	2,741	Common Stock
05/16/2018	Sell	7,000	Common Stock
05/21/2018	Sell	6,000	Common Stock
06/07/2018	Sell	3,000	Common Stock
06/28/2018	Sell	2,300	Common Stock
09/28/2018	Sell	100	Common Stock
10/01/2018	Sell	150	Common Stock
10/08/2018	Sell	200	Common Stock
10/30/2018	Sell	350	Common Stock
11/09/2018	Sell	1,558	Common Stock
11/15/2018	Sell	700	Common Stock
12/07/2018	Sell	1000	Common Stock
01/04/2019	Sell	1000	Common Stock

NEIL LUTHRA

Trade Date	Buy/Sell	Trade Quantity	Security Description
06/14/2019	Buy	10,000	Common Stock
09/03/2019	Buy	11,500	Common Stock
11/14/2019	Sell	15,000	Common Stock
03/12/2020	Buy	35,000	Common Stock
03/18/2020	Buy	14,213	Common Stock

Transactions by Nominees

The transactions with respect to which Mr. Avedisian may be deemed a beneficial owner by virtue of his position with the Vann Trust and IIH have been set forth above.

Mr. Smith has had no transactions with respect to the Company’s securities during the last two years.

Mr. Near has had no transactions with respect to the Company’s securities during the last two years.

ANNEX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables are reprinted from the Company’s proxy statement filed with the SEC on April 2, 2019.

Except where indicated by footnote, the following tables set forth information as of March 26, 2019 as to the beneficial ownership of our common stock by:

•	each person (or group of affiliated persons) known to us to beneficially own more than 5 percent of our common stock;

•	each of our executive officers;

•	each of our directors and director nominees; and

•	all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under SEC rules and generally includes shares for which the holder has voting or investment power. The information does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise indicated below, the address for each listed director, officer and shareholder is c/o Potbelly Corporation, 111 North Canal Street, Suite 850, Chicago, Illinois 60606. The percentage of beneficial ownership shown in the following tables is based on 24,100,611 outstanding shares of common stock as of March 26, 2019. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to the terms of stock options exercisable or vesting within

60 days after March 26, 2019 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name of Beneficial Owner	Ownership of Company Common Stock	Percent of Class (1)
Beneficial Owners of 5% or more of outstanding common stock
Renaissance Technologies LLC (1)	1,970,700	8%

Blackrock Inc. (2)	1,696,625	7%

Privet Fund LP et al. (3)	1,548,290	6%

Dimensional Fund Advisors LP (4)	1,427,482	6%

The Vanguard Group (5)	1,247,342	5%

Directors and Executive Officers
Alan Johnson (6)	179,697	1%

Tom Fitzgerald (7)	37,353	*

Michael Coyne (8)	241,721	1%

Julie Younglove-Webb (9)	284,282	1%

Brandon Rhoten (10)	35,822	*

Matthew Revord (11)	315,584	1%

Jeff Welch	—	*

Maryann Byrdak (12)	20,440	*

Pete Bassi (13)	81,803	*

Joseph Boehm (14)	17,114	*

Ann-Marie Campbell (15)	29,683	*

Susan Chapman-Hughes (16)	35,712	*

Sue Collyns (17)	5,703	*

Dan Ginsberg (18)	40,865	*

Maria Gottschalk (19)	153,310	1%

Harvey Kanter (20)	27,662	*

Benjamin Rosenzweig (21)	11,122	*

All directors and executive officers as a group (17 people)	1,517,873	6%

Footnotes:

*	Indicates less than one percent.
(1)

Based solely on report of Schedule 13G filed February 13, 2019. The shares are owned by Renaissance Technologies LLC (“RTC”) and beneficially owned by Renaissance Technologies Holdings Corporation (“RTHC”) because of RHTC’s majority ownership of RTC. RTC and RTHC have sole voting power and sole dispositive power over the shares. The address for these entities is 800 Third Avenue, New York, New York 10022.

(2)

Based solely on report of Schedule 13G filed February 6, 2019. Blackrock, Inc. has sole voting power over 1,654,882 shares and sole dispositive power over 1,696,625 shares. The address for this entity is 55 East 52nd Street, New York, New York 10055.

(3)

Based solely on report of Schedule 13D filed December 18, 2018. Consists of shares owned by Privet Fund LP (“Privet”) and shares beneficially owned by Privet’s managing partner, Privet Fund Management LLC (“Privet Management”), and Privet Management’s sole managing member, Ryan Levenson. Privet Management and Ryan Levenson have shared voting and dispositive power over the shares. Privet has shared voting and dispositive power over 1,458,790 shares. The address for these parties is 79 West Paces Ferry Road, Suite 200B, Atlanta, Georgia 30305.

(4)

Based solely on report of Schedule 13G filed February 8, 2019. Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser who furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively, the “Funds”). The Funds own the shares and Dimensional may be deemed beneficial owner as a result of its serving as investment advisor or investment manager. Dimensional or its subsidiaries have sole voting power over 1,363,625 shares and sole dispositive power over 1,427,482 shares. The address for these entities is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)

Based solely on report of Schedule 13G filed February 11, 2019. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. (“Vanguard”), is the beneficial owner of 45,377 shares as a result of serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 3,246 shares as a result of its serving as investment manager of Australian investment offerings. Vanguard has sole voting power over 47,223 shares, shared voting power over 1,400 shares, sole dispositive power over 1,200,565 shares, and shared dispositive power over 46,777 shares. The address for these entities is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)	Consists of 129,597 shares of common stock and options to purchase 50,100 shares of common stock.
(7)	Consists of 37,353 shares of common stock.
(8)	Consists of 18,100 shares of common stock and options to purchase 223,621 shares of common stock.
(9)	Consists of 60,111 shares of common stock and options to purchase 224,171 shares of common stock.
(10)	Consists of 35,822 shares of common stock.
(11)

Includes 39,113 shares of common stock; options to purchase 262,696 shares of common stock; and 13,775 shares of common stock held by the Matthew J. Revord Declaration of Trust, of which Mr. Revord is a beneficiary.

(12)	Consists of 8,452 shares of common stock and options to purchase 11,988 shares of common stock.
(13)	Includes 38,280 shares of common stock; options to purchase 35,807 shares of common stock; and 7,716 shares of common stock held by a family trust of which Mr. Bassi is a beneficiary.
(14)	Consists of 17,114 shares of common stock.
(15)	Consists of 29,683 shares of common stock.
(16)	Consists of 35,712 shares of common stock.
(17)	Consists of 5,703 shares of common stock.
(18)	Consists of 40,865 shares of common stock.
(19)	Consists of 101,696 shares of common stock and options to purchase 51,614 shares of common stock.
(20)	Consists of 27,662 shares of common stock.
(21)	Consists of 11,122 shares of common stock.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

Vote by Internet
Please access https://www.proxyvotenow.com/[ ] (please note you must type an “s” after “http”). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

Vote by Telephone
Please call toll-free in the U.S. or Canada at [ ], on a touch-tone telephone. (If outside the U.S. or Canada, call [ ].) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Vote by Mail
Please complete, sign, date and return the proxy card in the envelope provided to: c/o Morrow Sodali LLC, 470 West Avenue, Suite 3000, Stamford, Connecticut 06902.

▼  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED   ▼

To vote, mark blocks below in blue or black ink as follows	Potbelly Corporation

INVESTORS RECOMMEND THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW:

Proposal 1. Election of Directors, Nominees:	(01) Vann A. Avedisian (03) Todd W. Smith	(02) David J. Near

☐	FOR ALL	☐	WITHHOLD FOR ALL	☐	*FOR ALL EXCEPT NOMINEES(S) WRITTEN BELOW

The Investors intend to use this proxy to vote (i) FOR Messrs. Avedisian, Near and Smith (collectively, the “Nominees”) and (ii) for each of the persons who have been nominated by the Company to serve as directors other than [            ], [            ] and [            ].

The Investors are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [            ], [            ] and [            ]. There is no assurance that any of the Company’s nominees will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement distributed by the Company for the names, background, qualifications and other information concerning the Company’s nominees.

(NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” BOX ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS OTHER THAN [            ], [            ] AND [            ] BY WRITING THE NAMES OF SUCH COMPANY NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).

*Exceptions

THE INVESTORS RECOMMEND THAT YOU VOTE [FOR/AGAINST] PROPOSAL 2:

Proposal 2. to approve the Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.		FOR ☐	AGAINST ☐	ABSTAIN ☐

THE INVESTORS RECOMMEND THAT YOU VOTE FOR “ONE YEAR” FOR PROPOSAL 3:

Proposal 3. to approve, on an advisory basis, the Company’s frequency of future “say on pay” votes on the Company’s executive compensation.	I YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

THE INVESTOR RECOMMEND THAT YOU VOTE [FOR/AGAINST] PROPOSAL 4:

Proposal 4. to approve, on an advisory basis, the Company’s executive compensation.		FOR ☐	AGAINST ☐	ABSTAIN ☐

Other Matters: To vote in their discretion on all other matters that the Investors do not know, a reasonable time before the solicitation, are to be presented at the 2020 Annual Meeting and on which the Stockholders are entitled to vote.
Date: , 2020

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

PRELIMINARY COPY — SUBJECT TO COMPLETION

DATED MARCH 19, 2020

PROXY FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

OF POTBELLY CORPORATION (the “2020 Annual Meeting”)

G O L D P R O X Y C A R D

THIS PROXY IS SOLICITED ON BEHALF OF VANN A. AVEDISIAN TRST U/A 8/29/85, INTRNSIC INVESTMENT HOLDINGS LLC, KGT INVESTMENTS, LLC, THE KHIMJI FOUNDATION, BRYANT L. KEIL, AND NEIL LUTHRA (COLLECTIVELY, THE “INVESTORS”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF POTBELLY CORPORATION (THE “BOARD”)

The undersigned stockholder of Potbelly Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints [    ] as proxy with full power of substitution, and hereby authorizes [him] to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock registered in the name of the undersigned, as of [    ], 2020, at the Company’s 2020 Annual Meeting of stockholders of the Company (the “Stockholders”) and at any and all adjournments or postponements thereof or any special meeting that may be called in lieu thereof. Receipt of the notice of the 2020 Annual meeting and this proxy is hereby acknowledged.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, THE ELECTION OF MESSRS. AVEDISIAN, NEAR AND SMITH AND FOR EACH OF THE COMPANY’S NOMINEES OTHER THAN [            ], [            ] AND [            ] AS DIRECTORS, [“FOR”/“AGAINST”] PROPOSAL 2, FOR “ONE YEAR” ON PROPOSAL 3 AND [“FOR”/“AGAINST”] PROPOSAL 4.

This proxy revokes all prior proxies given by the undersigned with respect to the 2020 Annual Meeting.

YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)